UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2009

WIND ENERGY AMERICA INC.

(formerly Dotronix, Inc.)

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-9996	41-1387074
(Commission File Number)	(IRS Employer Identification No.)

12100 Singletree Lane, Suite 100

Eden Prairie, MN 55344

(Address of Principal Executive Offices)(Zip Code)

(952) 746-1313

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information

On July 23, 2009 the Board of Directors of Wind Energy America Inc. (the “Company”) approved a resolution to hold a regular meeting of shareholders of the Company in Minneapolis, Minnesota on October 1, 2009. A proxy statement, proxy and official notice of this upcoming meeting will be prepared and sent to shareholders of the Company, including a proposed slate of directors to serve on the Board of Directors of the Company subsequent to the meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2009

Wind Energy America Inc.

By	/s/ Robert O. Knutson
Robert O. Knutson, Managing Director